INVESTOR UPDATE MARCH 2017 City Center (White Plains, NY) Eddy Street Commons (South Bend, IN)

COMPANY SNAPSHOT

KITE REALTY GROUP TRUST	
Share Price	$23.48
Market Capitalization	$2.0bn
Enterprise Value	$3.7bn
Dividend Yield (1)	5.2%
Moody's / S&P Ratings	Baa3 / BBB-



Las Vegas, NV
Indianapolis, IN
White Plains, NY
Raleigh, NC
Dallas, TX
Orlando, FL

Note: Cities referenced denote regional office locations.

PORTFOLIO SUMMARY

Number of Properties	121
Number of States	20
Total GLA (SF)	24mm
Total Retail Operating Leased	95.4%
Retail Operating Shop Leased	88.9%
Annualized Base Rent (Per SF), Including 3-R Properties	$15.78
Average Center Size (SF)	~200,000
Portfolio Demographics (2)	
Average Household Income	$85,400
Population	168,000

RETAIL PORTFOLIO PRODUCT BREAKDOWN

67% Of Assets Anchored With A Grocery



Hybrid (Power W/ Grocery), 53%
Power / Regional Center, 30%
Grocery Anchored, 14%
Other, 3%

Note: All data as of 12/31/16.
1.) Source: SNL; Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the security price.
2.) Demographic data for income pulled on a 3-mile radius, and population data based on a 5-mile radius. Source: STI: Popstats.

© 2017 Kite Realty Group

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KRG NYSE
Investor Update | 2

KITE'S CORE MODEL INTERTWINED IN ALL ASPECTS

KITE'S CORE MODEL IS THE FOUNDATION FOR ACHIEVING SUCCESS IN THE FOLLOWING AREAS:

CORPORATE IDENTITY & OPERATIONS

- Long-serving, experienced management team
- Community involvement
- Top-tier operating metrics
- Historical same-property NOI growth of ~4.2% since 2013

HIGH-QUALITY PORTFOLIO

- 92% internet resistant / omni-channel
- Need-based and value oriented retailers
- Over 70% ABR coming from top 50 MSAs
- Highly-trafficked centers; over 67% of assets grocery anchored

INVESTMENT GRADE BALANCE SHEET

- ~$45mm in annual free cash flow
- Only ~$90mm in debt maturities through 2020
- 7% floating rate debt exposure
- Fixed charge coverage of 3.3x
- Target net debt / adjusted EBITDA of low 6x

PORTFOLIO TRANSFORMATION

- History of creating synergies, driving growth
- Expected net seller in 2017 of $45-$55mm
- Enhancing assets via the 3-Rs; Redevelop, Reposition, Repurpose

© 2017 Kite Realty Group
KITE KRG NYSE
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Investor Update | 3

KITE PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY

COMPONENTS OF TOTAL RETURN (1)



60% Price Contribution
40% Dividend Contribution

Historically, REITs' total returns have had an implied contribution from dividends of ~40%

DISCOUNTED MULTIPLE SUPPORTS VALUATION THESIS



PRICE VS. 2017E FFO (2)
Peer Group Median 17.8x
11.3x
KRG
BRX
DDR
WRI
RPAI
KIM
ROIC
REG
AKR
EQY
FRT

RELATIVELY MODEST FFO PAYOUT RATIO SUPPORTS FUTURE DIVIDEND INCREASES



DIVIDEND VS. 2017E FFO (2)
Peer Group Median 65.3%
59.3%
BRX
EQY
REG
KRG
WRI
RPAI
DDR
FRT
ROIC
KIM
AKR

1.) Source: SNL Financial; Total Return (RMS Index) and implied dividend contribution (estimated as RMS less RMZ index) from December 2009 – December 2016.

2.) 2017E FFO per share refers to consensus estimate for companies as of February 2017 per FactSet, which may not reflect the Company's or the applicable peer company's estimates. FFO Payout Ratio calculated as most recent dividends divided by 2017E FFO, on a per share basis. Dividends are determined solely by the Company's Board of Trustees.

© 2017 Kite Realty Group

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Investor Update | 4

CORPORATE IDENTITY & OPERATIONS

© 2017 Kite Realty Group kiterealty.com Investor Update | 6 $1.70 $2.06 2010 2016  Transformed 82% of portfolio into higher- quality assets since 2010 (1)  Obtained investment grade rating by Moody’s and S&P (Baa3 / BBB-)  Increased free cash flow from less than $10mm in 2010 to ~$45mm  Achieved cash dividend per share growth of 26% since 2010  Executed inaugural public debt offering in 2016 COMPANY AND PORTFOLIO TRANSFORMATION SINCE 2010 REVENUE GROWTH AND IMPROVED PORTFOLIO QUALITY WHILE STRENGTHENING THE BALANCE SHEET 1.) Transformed defined as current portfolio GLA that has been acquired, recycled, redeveloped, or is currently being redeveloped since 2010. 2.) 2010 FFO adjusted for reverse stock split in 2014. KITE MILESTONES +~21% FFO, As Adjusted (2) 9.1x 7.0x 2010 2016 ~2x lower Small Shop Space Leased $12.80 $15.78 2010 2016 Annualized Base Rent PSF (Including 3-R Properties) +~23% 78.1% 88.9% 2010 2016 + 1,080 bps Net Debt / Adjusted EBITDA

© 2017 Kite Realty Group kiterealty.com Investor Update | 7 KITE CONSISTENTLY MAINTAINS TOP-TIER SPNOI GROWTH 5.5% 4.9% 4.2% 3.6% 3.6% 3.3% 3.3% 3.3% 3.1% 3.1% 2.5% ROIC AKR KRG EQY REG RPAI WRI BRX FRT DDR KIM QUARTERLY AVERAGE SPNOI GROWTH FROM 2013-2016 (1) Peer Average ~3.6% 1.) Figures exclude redevelopments, when information is available, averaged on a quarterly basis from supplemental data for Q1’13-Q4’16.

© 2017 Kite Realty Group kiterealty.com Investor Update | 8 CONTINUED OPERATIONAL EFFICIENCIES WITHIN PORTFOLIO 83.4% 85.9% 89.5% 89.6% 89.0% 87.3% 90.1% 89.2% 95.4% 95.3% 95.2% 94.8% 94.9% 95.4% 95.2% 95.4% Q2'13 Q4'13 Q2'14 Q4'14 Q2'15 Q4'15 Q2'16 Q4'16 % Recovery - Retail Portfolio % Leased - Retail Portfolio 1.) KRG Financial Supplementals 06/30/13 through 12/31/16. INCREASE IN RETAIL PORTFOLIO RECOVERY RATIO A RESULT OF FAVORABLE LEASING ACTIVITY AND EXPENSE CONTROL (1) 6.2% 12.0%

© 2017 Kite Realty Group kiterealty.com Investor Update | 9 SUSTAINABILITY AND CORPORATE RESPONSIBILITY COMMITTED TO THE COMMUNITY ENVIRONMENTALLY-CONSCIOUS INTIATIVES TOTAL KITE ENVIRONMENTAL SAVINGS (1) • Facilitate opportunities to meet the needs, improve wellness, and enhance educational experience for our community • Surpassed 2016 goal of 2,560 hours of employee volunteer time • 30 employees on Community Commitment and Wellness Committees GOOD FOR THE ENVIRONMENT. GOOD FOR THE BUSINESS. Mature Trees 202,210 Gallons of Oil 4,519,994 kWh’s of Energy 47,578,879 Cubic Yards Landfill Space 193,166 Gallons of H2O 83,263,040 Total Tons Recycled 11,894 SOLAR PANELS, BAYONNE CROSSING (NJ) 1.) Source: Deep Green Waste and Recycling and Keter Environmental statistics. Total environmental savings on a rolling 12-month period as of 12/31/16.

HIGH-QUALITY PORTFOLIO

© 2017 Kite Realty Group kiterealty.com Investor Update | 11 Midwest 17.2% Northeast 11.1% Mid- Central 17.5%West 12.2% Southeast 17.7% Florida 24.3% HIGH-QUALITY, DIVERSE TENANT BASE AND GEOGRAPHY Top Tenants By ABR # Stores % ABR 1 Publix 16 2.8% 2 TJ Maxx 22 2.5% 3 Petsmart 20 2.2% 4 Bed Bath & Beyond 19 2.2% 5 Ross Dress For Less 19 2.1% 6 Lowe’s 5 1.8% 7 Office Depot / Max 17 1.7% 8 Dick’s Sporting Goods 8 1.5% 9 Ascena 34 1.5% 10 Michaels 14 1.4% Total 174 19.7% HI G H -Q U A LITY TENANT B AS E INVESTMENT GRADE RATED TOP TENANTS G EO G RAPHICA LL Y DIVE R SE 2016 LEASE ACTIVITY EXAMPLES First In Florida: Gainesville Plaza (FL) ABR % BY REGION HIGH-QUALITY, DIVERSE REVENUE SOURCES IN TERMS OF TENANTS AND GEOGRAPHIES Note: All data as of 12/31/16.

© 2017 Kite Realty Group kiterealty.com Investor Update | 12 ASSET QUALITY SUPPORTED BY MARKET DEMOGRAPHICS ASSETS ACROSS THE TOP 5 MARKETS SUPERIORLY POSITIONED Average Household Income ($000s) Source: STI: Popstats; information based on a 3-mile radius for the KRG portfolio. $75 $91 $87 $75 $84 $68 $65 $75 $69 $65 Florida Indiana Texas Nevada North Carolina KRG Average Household Income State Average Household Income

© 2017 Kite Realty Group kiterealty.com Investor Update | 13 INTERNET RESISTANT 49.7% SERVICES, ENTERTAINMENT 18.4% GROCERY, SPECIALTY STORES 15.7% RESTAURANTS 15.6% OMNI-CHANNEL 42.1% SOFT GOODS 18.1% HOME IMPROVEMENT GOODS 10.6% DISCOUNT RETAILERS 9.6% SPORTING GOODS 3.8% NON-RESISTANT 8.2% ELECTRONICS / BOOKS 5.4% OFFICE SUPPLIES 2.8% NECESSITY DRIVEN AND INTERNET RESISTANT RETAILER BASE 1.) Data reflects Q4’16 Supplemental. 2.) Apparel tenants comprise just 56.7% of soft goods and 96.5% of discount retailers. 3.) Source: ICSC Article, June 2016: “In-Store vs. Online: Brick & Mortar is the Dominant Format.” Internet Resistant 49.7% Omni- channel 42.1% Non- Resistant 8.2% TENANT TYPE COMPOSITION KITE’S PORTFOLIO IS WELL-EQUIPPED TO MANAGE EVOLVING CONSUMER PREFERENCES (1) CONSUMER TRENDS (3) In-Store Online Consumer Purchase / Month 7.5 times/mo. 2.2 times/mo. Time Spent 54 min. 38 min. Money Spent / Month $1,710 $247 Total Consumer Retail Purchases 87% 13% Kite’s tenant base is 80% non-apparel (2) and 92% internet resistant / omni-channel

INVESTMENT GRADE BALANCE SHEET

RESILIENT BALANCE SHEET

- **Moody's / S&P Ratings:** Baa3 / BBB-
- **Fixed Charge Coverage:** 3.3x (1)
- **Net Debt / Adjusted EBITDA:** 7.0x
- **Secured Debt / Undepreciated Total Assets:** 16.9%
- **Unencumbered Assets / Total Assets:** ~65%
- **Weighted Average Debt Maturity:** 6.4 Years


WHOLE FOODS
Cobblestone Plaza (FL)

ACTIONS TAKEN IN 2016

Repaid $400mm Term Loan maturing in 2020 with new $200mm 5 year Term Loan and note proceeds (see below)

Refinanced the $500mm Revolving Credit Agreement, extending the maturity 2 years, reducing interest rate and improving covenants

Repaid $165mm in CMBS debt and repaid the Parkside Town Commons loan

Refinanced the Delray Marketplace construction loan with a new 5 year loan

Issued an inaugural $300mm public offering of Senior Unsecured Notes

Today, only ~$90mm debt maturing through 2020 (2)

1.) Fixed charge does not include capitalized interest.
2.) Excludes annual principal payments and net premiums on fixed rate debt.

© 2017 Kite Realty Group
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KITE KRG NYSE
Investor Update | 15

© 2017 Kite Realty Group kiterealty.com Investor Update | 16 2010 2016 1.5x higher FURTHER ENHANCED FINANCIAL FLEXIBILITY NET DEBT / ADJUSTED EBITDA 2010 2016 FLOATING RATE EXPOSURE 21% 7% -1,400 bps FIXED CHARGE COVERAGE 2010 2016 7.0x ~2x lower 9.1x  Continue to improve investment grade metrics  Continue to manage favorable debt maturity profile  Reduce leverage to low 6x by year-end 2018  Maintain floating rate debt exposure of 15% or less BALANCE SHEET & OPERATIONAL INITIATIVES ON TRACK TO MEET STRATEGIC OBJECTIVES 1.8x 3.3x

© 2017 Kite Realty Group kiterealty.com Investor Update | 17 EFFICIENT FUNDING STRUCTURE RELATIVE TO PEERS DDR BRX REG RPAI EQY ROIC WRI KRG RPT KIM WEIGHTED AVERAGE MATURITIES SCHEDULE AND WEIGHTED AVERAGE INTEREST RATE Weighted Average Interest Rate 6.4 Years 4.0% Weighted Average Debt Maturity Note: Peer data sourced from publicly available information as available as of 12/31/16 from each company’s supplemental.

© 2017 Kite Realty Group kiterealty.com Investor Update | 18 WELL-STAGGERED DEBT MATURITY PROFILE SCHEDULE OF DEBT MATURITIES ($000s) (1) 7 39 45 170 215 215 11 80 200 200 95 80 75 300 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ Mortgage Debt Line of Credit Term Loan Private Placement Senior Unsecured Notes 1.) Data is as of 12/31/16. Chart excludes annual principal payments and net premiums on fixed rate debt. Only ~$90mm of debt maturing through 2020

PORTFOLIO TRANSFORMATION

3-R OPPORTUNITIES & IN-PROCESS REDEVELOPMENT PROJECTS

3-R PLATFORM

- **Redevelop:** substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- **Repurpose:** substantial alterations including changing the product-type
- **Reposition:** less substantial asset enhancements, generally $5mm or less of investment


PETSMART
Tarpon Bay Plaza (FL)

3-R IN-PROCESS PROJECTS AND OPPORTUNITIES

10 In-Process Projects; Est. Cost: ~$62.3mm

EST. STABILIZATION PERIOD

2017

- Bolton Plaza, Phase II
- Castleton Crossing
- Centennial Gateway
- Market Street Village
- Northdale Promenade
- Portofino Shopping Center, Phase I
- Trussville Promenade

2018

- Burnt Store Plaza
- City Center
- Portofino Shopping Center, Phase II

10 3-R Opportunities; Est. Cost: ~$80mm-$100mm


62%
Redevelopment
19%
Reposition
19%
Repurpose

Targeted Return: 9.0%-11.0%

© 2017 Kite Realty Group
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Investor Update | 20

PORTOFINO SHOPPING CENTER (HOUSTON, TX) CASE STUDY: A TWO-PHASED PROJECT

PHASE I

- Addition of two small shop buildings on newly created outparcels
- Total Cost: $5.0-$6.0 million
- % Total Cost Spent: 95%
- Projected ROI: 8.5%-9.0%

3-Mile Demographics

- Population: ~47,000
- Average Household Income: ~$121,000

PHASE II

- Demolition/expansion of existing vacant space to accommodate Nordstrom Rack and rightsizing existing Old Navy store
- Shop relocation and façade renovations to better position existing space
- Total Cost: $6.5-$7.5 million
- % Total Cost Spent: 22%
- Projected ROI: 8.0%-8.5%


Houston, TX


rack

Tenant Lineup:

NORDSTROM rack · OLD NAVY · DXL MENS APPAREL · DSW DESIGNER SHOE WAREHOUSE® · Stein Mart · PETSMART · Sam's CLUB

© 2017 Kite Realty Group kiterealty.com
KITE KRG NYSE
Investor Update | 21

© 2017 Kite Realty Group kiterealty.com Investor Update | 22 CITY CENTER (WHITE PLAINS, NY): A CASE STUDY  Reactivating street-level retail and enhancing overall shopping experience  Located in a premier business district, ranked 5th in annual sales volume in New York  Renovation complete in November 2016; anchor tenants were able to remain open during the construction process  Total Cost: $17.0-$17.5 million  % Total Cost Spent: 71%  Projected ROI: 6.5%-7.0% 3-Mile Demographics  Population: ~109,000  Average Household Income: ~$146,000 Tenant Lineup: SUMMARY BEFORE AFTER

BOLTON PLAZA (JACKSONVILLE, FL): A CASE STUDY

SUMMARY

- **Demolition of small shops to make way for a new Aldi and a new Marshalls**
- **Aldi construction set to commence and Marshalls scheduled to open in Q1'17**
- **Total Cost: $6.0-$7.0 million**
- **% Total Cost Spent: 65%**
- **Projected ROI: 9.0%-9.5%**

3-Mile Demographics

- **Population: ~51,000**
- **Average Household Income: ~$73,000**



Academy



USABEST
SOURCE
Realty

UNPRODUCTIVE SHOPS



Marshalls

COMPLETED MARSHALLS

Tenant Lineup:

LA|FITNESS ALDI CATO Panera BREAD Marshalls SportClips HAIRCUTS

© 2017 Kite Realty Group

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KITE KRG NYSE
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INTERNAL NOI GROWTH OPPORTUNITIES

2017 expected same-property NOI growth of 2-3% with additional growth from our current development pipeline and future 3-R projects

Operating Properties	▪ Positive cash rent spread on renewals – goal of 8-10% ▪ Lease-up opportunities • Increase shop occupancy to 90% • 1% occupancy increase equates to ~$1mm of additional rent and recoveries ▪ Operating expense savings ▪ Overage rent increases ▪ Ancillary income increases
Current Development / Redevelopment Pipeline	▪ Complete and stabilize development and 3-R projects in process ▪ Projected annualized cash NOI of ~$9.9mm • Two current development projects totaling ~$90mm with ~$83mm incurred to date • Ten current 3-R projects totaling ~$60mm with a targeted yield of 9%-10%
Future 3-R Projects	▪ Ten future 3-R projects with a total cost of $80-$100mm ▪ Projected annualized returns of 9%-11%

© 2017 Kite Realty Group
KITE KRG NYSE kiterealty.com

Investor Update | 24

© 2017 Kite Realty Group kiterealty.com Investor Update | 25 FORWARD-LOOKING STATEMENTS This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; • financing risks, including the availability of and costs associated with sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks related to cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

© 2017 Kite Realty Group kiterealty.com Investor Update | 26 NON-GAAP FINANCIAL MEASURES Funds from Operations Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge, accelerated amortization of debt issuance costs, a debt extinguishment loss and transaction costs in 2016, a non-cash adjustment for redemption of preferred shares in 2015, a gain on the resolution of an assumed contingency in 2015, and a gain on settlement and transaction costs in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. Adjusted Funds from Operations Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. Net Operating Income The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance. The Company’s computation of Same Property NOI may differ from the methodology used by other REITs, and therefore, may not be comparable to such other REITs. Free Cash Flow Free Cash Flow reflected on an annual basis defined as Funds From Operations (FFO) as adjusted, less capital expenditures, capitalized internal costs, tenant improvements, plus non-cash items, and after dividends paid.

© 2017 Kite Realty Group kiterealty.com Investor Update | 27 NON-GAAP FINANCIAL MEASURES Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA) We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is our share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, we believe that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. Net Operating Income (Cont.) When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool twelve months after construction is substantially complete and the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we begin recapturing space from tenants. For the quarter ended December 31, 2016, we excluded nine redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods.

APPENDIX – RECONCILIATION OF FFO TO NET INCOME

($ in thousands, except per share data)

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Funds From Operations ("FFO")				
Consolidated net income	$ 3,900	$ 11,256	$ 3,116	$ 29,315
Less: cash dividends on preferred shares	—	(1,535)	—	(7,877)
Less: non-cash adjustment for redemption of preferred shares	—	(3,797)	—	(3,797)
Less: net income attributable to noncontrolling interests in properties	(461)	(442)	(1,844)	(1,854)
Less: gains on sales of operating properties	(4,059)	(854)	(4,253)	(4,066)
Add: impairment charge	—	1,592	—	1,592
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,670	42,855	173,578	166,509
FFO of the Operating Partnership[1]	42,050	49,075	170,597	179,822
Less: Limited Partners' interests in FFO	(1,164)	(1,091)	(3,872)	(3,789)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$ 40,886	$ 47,984	$ 166,725	$ 176,033
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$ 0.49	$ 0.58	$ 2.00	$ 2.11
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$ 0.49	$ 0.58	$ 2.00	$ 2.11
FFO of the Operating Partnership[1]	$ 42,050	$ 49,075	$ 170,597	$ 179,822
Less: gain on settlement	—	—	—	(4,520)
Add: accelerated amortization of debt issuance costs (non-cash)	—	—	1,121	—
Add: transaction costs	—	—	2,771	1,550
Add: severance charge	—	—	500	—
Add: adjustment for redemption of preferred shares (non-cash)	—	3,797	—	3,797
Less: gain from release of assumed earnout liability (non-cash)	—	(4,832)	—	(4,832)
Add (less): loss (gain) on debt extinguishment	819	(5,645)	819	(5,645)
FFO, as adjusted, of the Operating Partnership	$ 42,869	$ 42,395	$ 175,808	$ 170,172
FFO, as adjusted, per share of the Operating Partnership - basic	$ 0.50	$ 0.50	$ 2.06	$ 2.00
FFO, as adjusted, per share of the Operating Partnership - diluted	$ 0.50	$ 0.50	$ 2.06	$ 1.99
Weighted average common shares outstanding - basic	83,545,807	83,327,664	83,436,511	83,421,904
Weighted average common shares outstanding - diluted	83,571,663	83,438,844	83,465,500	83,534,381
Weighted average common shares and units outstanding - basic	85,488,234	85,235,953	85,374,910	85,219,827
Weighted average common shares and units outstanding - diluted	85,514,090	85,347,133	85,403,899	85,332,303
FFO, as defined by NAREIT, per diluted share				
Consolidated net income	$ 0.05	$ 0.13	$ 0.04	$ 0.34
Less: cash dividends on preferred shares	—	(0.02)	—	(0.09)
Less: non-cash adjustment for redemption of preferred shares	—	(0.04)	—	(0.04)
Less: net income attributable to noncontrolling interests in properties	(0.01)	—	(0.02)	(0.02)
Less: gains on sales of operating properties	(0.05)	(0.01)	(0.05)	(0.05)
Add: impairment charge	—	0.02	—	0.02
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.50	0.50	2.03	1.95
FFO, as defined by NAREIT, of the Operating Partnership per diluted share[1]	$ 0.49	$ 0.58	$ 2.00	$ 2.11
Less: gain on settlement	$ —	$ —	$ —	$ (0.05)
Add: accelerated amortization of debt issuance costs	—	—	0.01	—
Add: transaction costs	—	—	0.03	0.02
Add: severance charge	—	—	0.01	—
Add: adjustment for redemption of preferred shares (non-cash)	—	0.05	—	0.04
Less: gain from release of assumed earnout liability (non-cash)	—	(0.06)	—	(0.06)
Add (less): loss (gain) on debt extinguishment	0.01	(0.07)	0.01	(0.07)
FFO, as adjusted, of the Operating Partnership per diluted share	$ 0.50	$ 0.50	$ 2.06	$ 1.99

1.) "FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership's real estate properties. "FFO attributable to Kite Realty Group Trust common shareholders" reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

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Investor Update | 28

APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME

($ in thousands)

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	% Change	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	% Change
Number of properties for the quarter[1]	106	106				
Leased percentage	95.3%	95.5%		95.3%	95.5%	
Economic Occupancy percentage[2]	93.4%	92.9%		93.4%	92.9%	
Minimum rent	$ 58,662	$ 57,150		$ 223,471	$ 219,305	
Tenant recoveries	16,121	16,566		60,986	61,604	
Other income	1,249	1,305		2,426	2,425	
	76,032	75,021		286,883	283,334	
Property operating expenses	(9,629)	(10,237)		(34,989)	(37,754)	
Real estate taxes	(9,441)	(9,775)		(36,564)	(36,351)	
	(19,070)	(20,012)		(71,553)	(74,105)	
Net operating income - same properties[3]	**$ 56,962**	**$ 55,009**	**3.6%**	**$ 215,330**	**$ 209,229**	**2.9%**
Net operating income - same properties excluding the impact of the 3-R initiative[4]			**4.5%**			**3.7%**
Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:						
Net operating income - same properties	$ 56,962	$ 55,009		$ 215,330	$ 209,229	
Net operating income - non-same activity[5]	8,932	9,752		48,031	46,899	
Other expense, net	(126)	(113)		(983)	(281)	
General, administrative and other	(5,375)	(4,578)		(20,603)	(18,709)	
Transaction costs	—	—		(2,771)	(1,550)	
Depreciation expense	(42,939)	(43,116)		(174,564)	(167,312)	
Non-cash gain from release of assumed earnout liability	—	4,832		—	4,832	
Impairment charge	—	(1,592)		—	(1,592)	
Interest expense	(17,613)	(15,437)		(65,577)	(56,432)	
Gain on settlement	—	—		—	4,520	
Non-cash gain on debt extinguishment	—	5,645		—	5,645	
Gains on sales of operating properties	4,059	854		4,253	4,066	
Net income attributable to noncontrolling interests	(541)	(571)		(1,933)	(2,198)	
Dividends on preferred shares	—	(1,535)		—	(7,877)	
Non-cash adjustment for redemption of preferred shares	—	(3,797)		—	(3,797)	
Net income attributable to common shareholders	$ 3,359	$ 5,353		$ 1,183	$ 15,443	

1.) Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2.) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3.) Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.
4.) See pages 27 and 28 of the Q4 Supplemental for further detail of the properties included in the 3-R initiative.
5.) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

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Investor Update | 29

© 2017 Kite Realty Group kiterealty.com Investor Update | 30 APPENDIX – RECONCILIATION OF EBITDA / ADJUSTED EBITDA TO NET INCOME 1.) Represents Adjusted EBITDA for the three months ended 12/31/16 multiplied by four. December 31, Consolidated net income 3,900$ Adjustments to net income: Depreciation and amortization 42,939 Interest expense 17,613 Income tax expense of taxable REIT subsidiary 51 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 64,503 Adjustments to EBITDA: Unconsolidated EBITDA 34 Gain on sales of operating properties (4,059) Other income and expense, net 75 Noncontrolling interest (461) Adjusted EBITDA 60,092 Annualized Adjusted EBITDA1 240,368$ Company share of net debt: Mortgage and other indebtedness 1,731,074 Less: Partner share of consolidated joint venture debt (13,737) Less: Cash, Cash Equivalents, & Restricted Cash (28,911) Less: Debt Premium (676) Company Share of Net Debt 1,687,750 Net Debt to Adjusted EBITDA 7.0x